Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,934,514)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(985,001)
Dividend Income	330,390
Interest Income	484,599
ETF Transaction Fees	350
Total Income (Loss)	$(2,104,176)

Expenses
Management Fees	$123,662
Professional Fees	32,971
Brokerage Commissions	15,684
Directors' Fees and insurance	8,585
Total Expenses	$180,902
Net Income (Loss)	$(2,285,078)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/23	$192,079,701
Withdrawals (50,000 Shares)	(2,889,193)
Net Income (Loss)	(2,285,078)

Net Asset Value End of Month	$186,905,430
Net Asset Value Per Share (3,200,000 Shares)	$58.41

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(3,043,125)
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,498,548
Dividend Income	144,390
Interest Income	394,207
ETF Transaction Fees	700
Total Income (Loss)	$5,994,720

Expenses
Management Fees	$66,452
Professional Fees	36,305
Brokerage Commissions	2,433
Directors' Fees and insurance	4,603
Total Expenses	$109,793
Net Income (Loss)	$5,884,927

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/23	$127,128,787
Withdrawals (300,000 Shares)	(6,880,223)
Net Income (Loss)	5,884,927

Net Asset Value End of Month	$126,133,491
Net Asset Value Per Share (5,300,000 Shares)	$23.80

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(4,977,639)
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,513,547
Dividend Income	474,780
Interest Income	878,806
ETF Transaction Fees	1,050
Total Income (Loss)	$3,890,544

Expenses
Management Fees	$190,114
Professional Fees	69,276
Brokerage Commissions	18,117
Directors' Fees and insurance	13,188
Total Expenses	$290,695
Net Income (Loss)	$3,599,849

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/23	$319,208,488
Withdrawals (350,000 Shares)	(9,769,416)
Net Income (Loss)	3,599,849

Net Asset Value End of Month	$313,038,921

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596